SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 9, 2005


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                         1-15274                     26-0037077
(State or other jurisdiction     (Commission File No.)         (I.R.S. Employer
     of incorporation )                                      Identification No.)

6501 Legacy Drive
Plano, Texas                                                  75024-3698

(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

     2005 Incentive Plan Performance Goals. Annual profit incentive compensation can be earned under the J. C. Penney Corporation, Inc. Management Incentive
Compensation Program ("Incentive Program") by management employees, including the executive officers who are anticipated to be named in the Summary Compensation Table of the J. C. Penney Company, Inc. ("Company") 2006 Notice of Annual Meeting and Proxy Statement (each a "named executive officer"). The Incentive Program ties incentive compensation to Company performance, with no incentive payment for performance well below plan and up to 200% of incentive targets for superior results. The goals for the Incentive Program are set at the beginning of each fiscal year consistent with the Company's business plan. On May 9, 2005, the Company's Human Resources Committee approved the 2005 Incentive Plan performance goals, including those for the named executive officers. For 2005, in the event the Company's performance meets the criteria for incentive compensation payouts, the named executive officers' incentive payouts are measured (1) 50 % based upon total Company sales and operating profit results of continuing operations, and (2) 50% based upon each named executive officer's individual performance.

     Agreement with New Executive. On May 9, 2005, the Company announced that Michael T. Theilmann will be joining the Company as Executive Vice President, Chief Human Resources and Administration Officer beginning June 1, 2005. (See
Press Release of May 9, 2005 attached as Exhibit 99.1).On May 9, 2005 the Company and Mr. Theilmann entered into terms of agreement ("Terms of Agreement") describing the terms of his employment with the Company. A copy of the Terms of Agreement are attached as Exhibit 10.1 and incorporated by reference into this report.

Item 8.01  Other Events

On May 9, 2005, J. C. Penney Company, Inc. ("Company") announced that, through an indirect wholly owned subsidiary, it has filed with the Brazilian Securities Commission preliminary offering materials that could result in the sale of all or a portion of its controlling interest in the Brazilian department store Lojas Renner S. A., as part of a primary and secondary offering of common shares of Lojas Renner S. A. (See News Release of May 9, 2005 attached as Exhibit 99.2)


Item 9.01(c)      Financial Statements and Exhibits

Exhibit 10.1 Terms of Agreement between Michael T. Theilmann and J. C. Penney Company, Inc., dated May 9, 2005.

Exhibit 99.1 News Release, dated May 9, 2005, announcing appointment of Michael T. Theilmann.

Exhibit 99.2 News Release, dated May 9, 2005, announcing the filing of preliminary offering materials regarding Brazilian operations.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        J. C. PENNEY COMPANY, INC.



                                        By:  /s/ Joanne L. Bober
                                          ----------------------------------
                                          Joanne L. Bober
                                          Senior Vice President, General Counsel
                                          and Secretary


Date:  May 13, 2005



                  EXHIBIT INDEX


Exhibit Number    Description

     10.1         Terms of Agreement between Michael T. Theilmann and J. C.
                  Penney Company, Inc., dated May 9, 2005.

     99.1 News Release, dated May 9, 2005, announcing appointment of Michael T. Theilmann.

     99.2 News Release, dated May 9, 2005, announcing the filing of preliminary offering materials regarding Brazilian operations.